UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VVUS	The Nasdaq Global Select Market
Preferred Share Purchase Rights

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company   ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2020, VIVUS, Inc. (the “Company”) received a letter from the listing qualifications department staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the filing of Chapter 11 Cases (as defined below) and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined that the Company’s securities – namely our common stock, $0.001 par value per share (“Common Stock”) and certain rights to purchase specified units of the Company’s Series A Participating Preferred Stock, $0.001 par value per share (“Series A Participating Preferred Stock”) – will be delisted from Nasdaq. This letter further indicates that, unless the Company requests an appeal of this determination, trading of the securities will be suspended at the opening of business on July 17, 2020 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq once the Form becomes effective.

The Company does not intend to appeal the Nasdaq staff’s determination and, therefore, expects that the above-described securities will be delisted. The Company expects that the securities therefore will become eligible to be quoted on the OTC Bulletin Board or in the “Pink Sheets.” The transition does not affect the Company’s operations and does not change reporting requirements under certain provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and SEC rules thereunder.

As previously reported on Form 8-K, on July 7, 2020, the Company and all of its subsidiaries (the “Debtors”) filed voluntary petitions under chapter 11 (“Chapter 11”), of Title 11 of the U.S. Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors have filed a motion to have their Chapter 11 cases (collectively, the “Chapter 11 Cases”) jointly administered under the caption In re VIVUS, Inc., et al.

Item 7.01. Regulation FD Disclosure.

In addition to filing the Chapter 11 Cases on July 7, 2020, the Debtors also filed on that date a motion (the “Motion”) seeking an interim order by the Bankruptcy Court – which was granted by that Court on July 10, 2020 (the “NOL Interim Order”) – establishing certain procedures (the “Interim Procedures”) with respect to direct and indirect trading and transfers of stock of the Company, and related relief, in order to protect the potential value of the Company’s net operating loss carryforwards and certain other tax benefits of the Company. On July 8, 2020, the Debtors sought, and the Bankruptcy Court granted, an emergency order which established similar procedures to the Interim Procedures on an initial interim basis.

The Interim Procedures provide, among other things, to restrict transactions on or after July 7, 2020 involving, and require notices of the holdings of and proposed transactions by, any person or group of persons that is or, as a result of such a transaction, would become, a Substantial Stockholder of the Common Stock issued by VIVUS. For purposes of the Interim Procedures, a “Substantial Stockholder” is any person or, in certain cases, group of persons that beneficially own, directly or indirectly (and/or owns options to acquire) at least 800,000 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock as of April 30, 2020).  Pursuant to the Interim Procedures, any Substantial Stockholder must provide notice of such person’s or entity’s substantial ownership on or before the date that is the later of (x) 10 calendar days after the entry of the NOL Interim Order or (y) 10 calendar days after such person or entity qualifies as a Substantial Stockholder.

As set out in the Interim Procedures, prior to entering into certain transactions for the acquisition or disposition of Common Stock, a person, or a group of persons, may need to file a notice of the proposed transaction with the Bankruptcy Court and serve such notice on the Debtors at least five business days prior to the proposed transaction date.  The Debtors will have three business days after the filing of such notice to file an objection to the proposed transaction.  Any prohibited transfer of stock of the Company on or after July 7, 2020, is null and void ab initio and may lead to contempt, compensatory damages, punitive damages, or sanctions being imposed by the Bankruptcy Court. A direct or indirect holder of, or prospective holder of, stock issued by the Debtors should consult the Motion, the NOL Interim Order, and the Interim Procedures set-out therein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and other provisions of the federal securities laws. Such forward-looking statements are based on current expectations, management’s beliefs and certain assumptions made by the Company’s management. These statements may be identified by the use of forward-looking words such as “will,” “shall,” “may,” “believe,” “expect,” “forecast,” “intend,” “anticipate,” “predict,” “should,” “plan,” “likely,” “opportunity,” “estimated,” and “potential,” and/or the negative use of these words or other similar words. All forward-looking statements included in this document are based on our current expectations, and we assume no obligation to update any such forward-looking statements except to the extent otherwise required by law or the Bankruptcy Court.

Important factors that could cause actual results to differ materially from those anticipated in any forward-looking statement include, but are not limited to: the delisting of the Company’s securities from the Nasdaq Global Select Market; and the eligibility of the Company’s securities to be quoted on the OTC Bulletin Board or in the “Pink Sheets.”

These risks and uncertainties could cause actual results to differ materially from those referred to in these forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Investors also should read the risk factors and accompanying cautionary statements set forth in the Company’s Form 10-Q for the first quarter ended March 31, 2020, as filed on May 6, 2020, Form 10-K for the fiscal year ended December 31, 2019, as filed on March 3, 2020, and amended by the Form 10-K/A filed on April 29, 2020, and other reports filed with, or furnished to, the SEC under the Exchange Act.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise, unless otherwise required by law or the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

vivus, Inc.

By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date: July 13, 2020

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